N / E / W / S R / E / L / E / A / S / E

January 30, 2020

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 2019 RESULTS

First Merchants Corporation (NASDAQ - FRME) has reported fourth quarter 2019 net income of $47.8 million compared to $41.7 million during the same period in 2018. Earnings per share for the period totaled $.87 per share compared to fourth quarter 2018 result of $.85 per share. Included in the fourth quarter results are $1.9 million, or $.03 per share, of one-time charges related to the closing of our acquisition with Monroe Bank & Trust on September 1, 2019. Net income for the year ended December 31, 2019 totaled $164.5 million, compared to $159.1 million during the same period in 2018. Year-to-date earnings per share totaled $3.19 compared to $3.22 in 2018. Included in the year-to-date results are $13.7 million, or $.21 per share, of one-time charges related to the acquisition of Monroe Bank & Trust.

Total assets equaled $12.5 billion as of year-end and loans totaled $8.5 billion. The Corporation’s loan portfolio increased by $1.2 billion, or 17.1 percent, during 2019. Investments increased $963 million, or 59 percent, during the year and now total $2.6 billion. Total deposits equaled $9.8 billion as of year-end and increased by $2.1 billion, or 26.9 percent, during 2019. Of the 2019 increases, Monroe Bank & Trust accounted for $733 million of loan growth and $1.1 billion of deposit growth.

The Corporation’s loan-to-deposit ratio now totals 86 percent and loan-to-asset ratio totals 68 percent. Additionally, the Corporation’s total risk-based capital ratio equaled 14.29 percent, common equity tier 1 capital ratio equaled 12.13 percent, and the tangible common equity ratio totaled 10.16 percent.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our team completed 2019 producing strong financial results that reflect aggressive market coverage as well as entry into the state of Michigan through the acquisition and integration of Monroe Bank & Trust.  Our balance sheet grew organically by 7 percent in loans and 12.6 percent in deposits.  Our loan portfolio continues to exhibit stellar credit quality which improved throughout the year. Despite net-interest margin pressure during the year, the balance sheet growth fueled record net-interest income and earnings. We are eager to accelerate into 2020 with a high-performing team that’s motivated to serve our marketplace with skilled advisory and growth solutions.”

Net-interest income totaled $356.7 million for the year, an increase of $17.8 million, or 5.3 percent, in the face of a net-interest margin decline of 31 basis points to 3.69 percent. Yield on earning assets declined by 1 basis point totaling 4.78 percent and the cost of supporting liabilities increased by 30 basis points and totaled 1.09 percent. The impact of fair value accretion on margin declined from 16 basis points in 2018 to 12 basis points in 2019.

Non-interest income totaled $86.7 million for the year, a $10.2 million, or 13.4 percent, increase from 2018. Customer specific line items accounted for $10.4 million of increase in total non-interest income. Customer specific line items driving the improved revenue included growth in derivative hedge fees of $2.9 million, fiduciary and wealth management fees of $2.7 million, card payment fees of $2.2 million and service charges of $2 million. Non-interest expense totaled $246.8 million for the year ended 2019, a $26.8 million increase from 2018. Of the increase, merger-related expenses totaled $13.7 million.

The Corporation’s provision expense totaled $2.8 million for 2019 as net charge-offs were $3.1 million. The allowance for loan losses totaled $80.3 million as of December 31, 2019, declining slightly from 2018 as delinquent, impaired, and non-accrual loans declined during 2019.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, January 30, 2020.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's fourth quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until February 29, 2020. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10137476.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme200130.html during the time of the call. A replay of the web cast will be available until January 30, 2021.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2019	2018
ASSETS
Cash and cash equivalents	$177,201	$139,247
Interest-bearing time deposits	118,263	36,963
Investment securities	2,596,063	1,632,582
Loans held for sale	9,037	4,778
Loans	8,459,310	7,224,467
Less: Allowance for loan losses	(80,284)	(80,552)
Net loans	8,379,026	7,143,915
Premises and equipment	113,055	93,420
Federal Home Loan Bank stock	28,736	24,588
Interest receivable	48,901	40,881
Goodwill and other intangibles	578,880	469,784
Cash surrender value of life insurance	288,206	224,939
Other real estate owned	7,527	2,179
Tax asset, deferred and receivable	12,165	23,668
Other assets	100,194	47,772
TOTAL ASSETS	$12,457,254	$9,884,716
LIABILITIES
Deposits:
Noninterest-bearing	$1,736,396	$1,447,907
Interest-bearing	8,103,560	6,306,686
Total Deposits	9,839,956	7,754,593
Borrowings:
Federal funds purchased	55,000	104,000
Securities sold under repurchase agreements	187,946	113,512
Federal Home Loan Bank advances	351,072	314,986
Subordinated debentures and term loans	138,685	138,463
Total Borrowings	732,703	670,961
Interest payable	6,754	5,607
Other liabilities	91,404	45,295
Total Liabilities	10,670,817	8,476,456
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 55,368,482 and 49,349,800 shares	6,921	6,169
Additional paid-in capital	1,054,997	840,052
Retained earnings	696,520	583,336
Accumulated other comprehensive income (loss)	27,874	(21,422)
Total Stockholders' Equity	1,786,437	1,408,260
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,457,254	$9,884,716

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2019	2018	2019	2018
INTEREST INCOME
Loans receivable:
Taxable	$102,617	$91,092	$382,772	$342,501
Tax-exempt	4,671	3,873	17,568	14,862
Investment securities:
Taxable	7,993	5,553	27,815	21,597
Tax-exempt	8,995	6,644	31,655	25,509
Deposits with financial institutions	1,203	1,207	4,225	2,241
Federal Home Loan Bank stock	342	284	1,370	1,234
Total Interest Income	125,821	108,653	465,405	407,944
INTEREST EXPENSE
Deposits	24,074	16,690	91,585	51,542
Federal funds purchased	26	48	251	718
Securities sold under repurchase agreements	367	243	1,424	762
Federal Home Loan Bank advances	1,776	1,691	7,176	7,832
Subordinated debentures and term loans	1,994	2,097	8,309	8,233
Total Interest Expense	28,237	20,769	108,745	69,087
NET INTEREST INCOME	97,584	87,884	356,660	338,857
Provision for loan losses	500	1,664	2,800	7,227
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	97,084	86,220	353,860	331,630
OTHER INCOME
Service charges on deposit accounts	6,312	5,516	22,951	20,950
Fiduciary and wealth management fees	5,384	3,842	17,562	14,906
Card payment fees	5,430	4,393	20,243	18,035
Net gains and fees on sales of loans	2,633	1,767	7,891	7,029
Derivative hedge fees	1,405	645	5,357	2,493
Other customer fees	434	511	1,664	1,860
Earnings on cash surrender value of life insurance	1,458	1,074	4,537	4,218
Net realized gains on sales of available for sale securities	1,039	253	4,415	4,269
Other income	150	1,179	2,068	2,699
Total Other Income	24,245	19,180	86,688	76,459
OTHER EXPENSES
Salaries and employee benefits	39,358	34,350	144,037	131,704
Net occupancy	5,311	4,737	19,584	18,341
Equipment	4,429	3,627	16,218	14,334
Marketing	1,492	1,107	6,650	4,681
Outside data processing fees	4,428	3,367	16,476	13,215
Printing and office supplies	484	433	1,445	1,425
Intangible asset amortization	1,590	1,625	5,994	6,719
FDIC assessments	—	634	717	2,920
Other real estate owned and foreclosure expenses	66	251	2,428	1,470
Professional and other outside services	2,899	3,002	15,410	8,176
Other expenses	5,144	4,605	17,804	16,966
Total Other Expenses	65,201	57,738	246,763	219,951
INCOME BEFORE INCOME TAX	56,128	47,662	193,785	188,138
Income tax expense	8,298	5,949	29,325	28,999
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$47,830	$41,713	$164,460	$159,139
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.87	$0.85	$3.20	$3.23
Diluted Net Income Available to Common Stockholders	$0.87	$0.85	$3.19	$3.22
Cash Dividends Paid	$0.26	$0.22	$1.00	$0.84
Average Diluted Shares Outstanding (in thousands)	55,520	49,511	51,561	49,471

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
NET CHARGE-OFFS	$787	$(482)	$3,068	$1,707

AVERAGE BALANCES:
Total Assets	$12,479,039	$9,923,001	$11,091,320	$9,689,057
Total Loans	8,358,683	7,102,552	7,690,190	6,997,771
Total Earning Assets	11,194,954	8,971,432	10,015,771	8,736,367
Total Deposits	9,926,794	7,875,998	8,782,634	7,569,482
Total Stockholders' Equity	1,768,848	1,379,453	1,569,615	1,343,861

FINANCIAL RATIOS:
Return on Average Assets	1.53%	1.68%	1.48%	1.64%
Return on Average Stockholders' Equity	10.82	12.10	10.48	11.84
Return on Average Common Stockholders' Equity	10.82	12.10	10.48	11.84
Average Earning Assets to Average Assets	89.71	90.41	90.30	90.17
Allowance for Loan Losses as % of Total Loans	0.95	1.11	0.95	1.11
Net Charge-offs as % of Average Loans (Annualized)	0.04	(0.03)	0.04	0.02
Average Stockholders' Equity to Average Assets	14.17	13.90	14.15	13.87
Tax Equivalent Yield on Average Earning Assets	4.63	4.97	4.78	4.79
Interest Expense/Average Earning Assets	1.01	0.93	1.09	0.79
Net Interest Margin (FTE) on Average Earning Assets	3.62	4.04	3.69	4.00
Efficiency Ratio	51.07	50.97	52.73	50.21
Tangible Common Book Value Per Share	$21.94	$19.12	$21.94	$19.12

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Non-Accrual Loans	$15,949	$22,728	$25,635	$27,949	$26,148
Renegotiated Loans	841	576	640	709	1,103
Non-Performing Loans (NPL)	16,790	23,304	26,275	28,658	27,251
Other Real Estate Owned	7,527	7,156	1,131	1,877	2,179
Non-Performing Assets (NPA)	24,317	30,460	27,406	30,535	29,430
90+ Days Delinquent	69	82	209	134	1,855
NPAs & 90 Day Delinquent	$24,386	$30,542	$27,615	$30,669	$31,285

Allowance for Loan Losses	$80,284	$80,571	$81,274	$80,902	$80,552
Quarterly Net Charge-offs	787	1,303	128	850	(482)
NPAs / Actual Assets %	0.20%	0.25%	0.26%	0.30%	0.30%
NPAs & 90 Day / Actual Assets %	0.20%	0.25%	0.26%	0.30%	0.32%
NPAs / Actual Loans and OREO %	0.29%	0.37%	0.36%	0.42%	0.41%
Allowance for Loan Losses / Actual Loans (%)	0.95%	0.97%	1.08%	1.11%	1.11%
Net Charge-offs as % of Average Loans (Annualized)	0.04%	0.07%	0.01%	0.05%	(0.03)%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
ASSETS
Cash and cash equivalents	$177,201	$202,383	$128,185	$115,878	$139,247
Interest-bearing time deposits	118,263	230,101	129,614	70,672	36,963
Investment securities	2,596,063	2,489,420	2,092,924	1,862,659	1,632,582
Loans held for sale	9,037	7,910	5,854	3,330	4,778
Loans	8,459,310	8,299,260	7,511,370	7,299,320	7,224,467
Less: Allowance for loan losses	(80,284)	(80,571)	(81,274)	(80,902)	(80,552)
Net loans	8,379,026	8,218,689	7,430,096	7,218,418	7,143,915
Premises and equipment	113,055	113,446	91,767	91,863	93,420
Federal Home Loan Bank stock	28,736	28,736	24,588	24,588	24,588
Interest receivable	48,901	45,923	45,150	40,931	40,881
Goodwill and other intangibles	578,880	579,751	466,736	468,256	469,784
Cash surrender value of life insurance	288,206	286,747	226,241	225,928	224,939
Other real estate owned	7,527	7,156	1,131	1,877	2,179
Tax asset, deferred and receivable	12,165	15,187	12,340	16,094	23,668
Other assets	100,194	99,612	83,231	70,431	47,772
TOTAL ASSETS	$12,457,254	$12,325,061	$10,737,857	$10,210,925	$9,884,716
LIABILITIES
Deposits:
Noninterest-bearing	$1,736,396	$1,777,365	$1,353,165	$1,381,183	$1,447,907
Interest-bearing	8,103,560	7,988,086	6,966,163	6,666,615	6,306,686
Total Deposits	9,839,956	9,765,451	8,319,328	8,047,798	7,754,593
Borrowings:
Federal funds purchased	55,000	—	75,000	20,000	104,000
Securities sold under repurchase agreements	187,946	191,603	119,674	111,783	113,512
Federal Home Loan Bank advances	351,072	354,609	460,042	345,013	314,986
Subordinated debentures and term loans	138,685	138,630	138,574	138,519	138,463
Total Borrowings	732,703	684,842	793,290	615,315	670,961
Interest payable	6,754	7,855	6,740	7,313	5,607
Other liabilities	91,404	117,901	116,863	84,651	45,295
Total Liabilities	10,670,817	10,576,049	9,236,221	8,755,077	8,476,456
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,921	6,918	6,182	6,179	6,169
Additional paid-in capital	1,054,997	1,053,148	841,365	839,919	840,052
Retained earnings	696,520	663,173	639,362	611,220	583,336
Accumulated other comprehensive income (loss)	27,874	25,648	14,602	(1,595)	(21,422)
Total Stockholders' Equity	1,786,437	1,749,012	1,501,636	1,455,848	1,408,260
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,457,254	$12,325,061	$10,737,857	$10,210,925	$9,884,716

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
INTEREST INCOME
Loans receivable:
Taxable	$102,617	$96,850	$92,824	$90,481	$91,092
Tax-exempt	4,671	4,500	4,244	4,153	3,873
Investment securities:
Taxable	7,993	6,729	6,998	6,095	5,553
Tax-exempt	8,995	8,335	7,454	6,871	6,644
Deposits with financial institutions	1,203	1,363	784	875	1,207
Federal Home Loan Bank stock	342	355	335	338	284
Total Interest Income	125,821	118,132	112,639	108,813	108,653
INTEREST EXPENSE
Deposits	24,074	24,830	23,087	19,594	16,690
Federal funds purchased	26	15	117	93	48
Securities sold under repurchase agreements	367	385	342	330	243
Federal Home Loan Bank advances	1,776	1,894	1,692	1,814	1,691
Subordinated debentures and term loans	1,994	2,076	2,123	2,116	2,097
Total Interest Expense	28,237	29,200	27,361	23,947	20,769
NET INTEREST INCOME	97,584	88,932	85,278	84,866	87,884
Provision for loan losses	500	600	500	1,200	1,664
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	97,084	88,332	84,778	83,666	86,220
OTHER INCOME
Service charges on deposit accounts	6,312	6,107	5,437	5,095	5,516
Fiduciary and wealth management fees	5,384	4,429	3,931	3,818	3,842
Card payment fees	5,430	5,158	4,829	4,826	4,393
Net gains and fees on sales of loans	2,633	2,227	1,736	1,295	1,767
Derivative hedge fees	1,405	1,684	1,487	781	645
Other customer fees	434	450	341	439	511
Earnings on cash surrender value of life insurance	1,458	1,144	946	989	1,074
Net realized gains on sales of available for sale securities	1,039	393	1,843	1,140	253
Other income	150	524	1,064	330	1,179
Total Other Income	24,245	22,116	21,614	18,713	19,180
OTHER EXPENSES
Salaries and employee benefits	39,358	38,942	32,709	33,028	34,350
Net occupancy	5,311	4,777	4,469	5,027	4,737
Equipment	4,429	4,030	4,117	3,642	3,627
Marketing	1,492	1,332	2,752	1,074	1,107
Outside data processing fees	4,428	4,435	3,929	3,684	3,367
Printing and office supplies	484	312	334	315	433
Intangible asset amortization	1,590	1,356	1,520	1,528	1,625
FDIC assessments	—	(668)	678	707	634
Other real estate owned and foreclosure expenses	66	294	903	1,165	251
Professional and other outside services	2,899	8,251	2,376	1,884	3,002
Other expenses	5,144	4,293	3,800	4,567	4,605
Total Other Expenses	65,201	67,354	57,587	56,621	57,738
INCOME BEFORE INCOME TAX	56,128	43,094	48,805	45,758	47,662
Income tax expense	8,298	6,337	7,749	6,941	5,949
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$47,830	$36,757	$41,056	$38,817	$41,713

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.87	$0.71	$0.83	$0.79	$0.85
Diluted Net Income Available to Common Stockholders	$0.87	$0.71	$0.83	$0.78	$0.85
Cash Dividends Paid	$0.26	$0.26	$0.26	$0.22	$0.22
Average Diluted Shares Outstanding (in thousands)	55,520	51,570	49,550	49,541	49,511
FINANCIAL RATIOS:
Return on Average Assets	1.53%	1.30%	1.56%	1.54%	1.68%
Return on Average Stockholders' Equity	10.82	9.21	11.10	10.86	12.10
Return on Average Common Stockholders' Equity	10.82	9.21	11.10	10.86	12.10
Average Earning Assets to Average Assets	89.71	90.37	90.66	90.60	90.41
Allowance for Loan Losses as % of Total Loans	0.95	0.97	1.08	1.11	1.11
Net Charge-offs as % of Average Loans (Annualized)	0.04	0.07	0.01	0.05	(0.03)
Average Stockholders' Equity to Average Assets	14.17	14.16	14.09	14.18	13.90
Tax Equivalent Yield on Average Earning Assets	4.63	4.77	4.86	4.89	4.97
Interest Expense/Average Earning Assets	1.01	1.15	1.15	1.05	0.93
Net Interest Margin (FTE) on Average Earning Assets	3.62	3.62	3.71	3.84	4.04
Efficiency Ratio	51.07	57.60	51.00	51.18	50.97
Tangible Common Book Value Per Share	$21.94	$21.26	$21.01	$20.07	$19.12

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Commercial and industrial loans	$2,109,879	$2,034,311	$1,877,042	$1,788,628	$1,726,664
Agricultural production financing and other loans to farmers	93,861	90,462	83,452	80,357	92,404
Real estate loans:
Construction	787,568	670,138	624,548	542,501	545,729
Commercial and farmland	3,052,698	3,144,649	2,821,689	2,838,798	2,832,102
Residential	1,143,217	1,155,403	993,802	976,668	966,421
Home equity	588,984	601,335	548,006	536,208	528,157
Individuals' loans for household and other personal expenditures	135,989	131,246	98,384	108,216	99,788
Public finance and other commercial loans	547,114	471,716	464,447	427,944	433,202
Loans	8,459,310	8,299,260	7,511,370	7,299,320	7,224,467
Allowance for loan losses	(80,284)	(80,571)	(81,274)	(80,902)	(80,552)
NET LOANS	$8,379,026	$8,218,689	$7,430,096	$7,218,418	$7,143,915

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Demand deposits	$5,250,568	$5,183,971	$4,309,473	$4,101,156	$3,985,178
Savings deposits	2,896,177	2,808,745	2,358,720	2,338,266	2,282,701
Certificates and other time deposits of $100,000 or more	736,843	731,693	720,536	670,199	593,592
Other certificates and time deposits	741,759	811,780	729,392	704,527	646,682
Brokered deposits	214,609	229,262	201,207	233,650	246,440
TOTAL DEPOSITS	$9,839,956	$9,765,451	$8,319,328	$8,047,798	$7,754,593

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	December 31, 2019			December 31, 2018
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$291,616	$1,203	1.65%	$210,121	$1,207	2.30%
Federal Home Loan Bank stock	28,736	342	4.76	24,588	284	4.62
Investment Securities: (1)
Taxable	1,339,068	7,993	2.39	843,514	5,553	2.63
Tax-Exempt (2)	1,176,851	11,386	3.87	790,657	8,410	4.25
Total Investment Securities	2,515,919	19,379	3.08	1,634,171	13,963	3.42
Loans held for sale	23,712	267	4.50	15,142	177	4.68
Loans: (3)
Commercial	6,111,179	81,374	5.33	5,224,202	73,416	5.62
Real Estate Mortgage	916,247	11,256	4.91	739,325	8,375	4.53
Installment	747,166	9,720	5.20	649,717	9,124	5.62
Tax-Exempt (2)	560,379	5,913	4.22	474,166	4,903	4.14
Total Loans	8,358,683	108,530	5.19	7,102,552	95,995	5.41
Total Earning Assets	11,194,954	129,454	4.63%	8,971,432	111,449	4.97%
Net unrealized gain (loss) on securities available for sale	31,979			(24,206)
Allowance for loan losses	(80,491)			(78,926)
Cash and cash equivalents	179,582			140,065
Premises and equipment	113,333			93,589
Other assets	1,039,682			821,047
Total Assets	$12,479,039			$9,923,001
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$3,513,297	$9,077	1.03%	$2,563,703	$5,565	0.87%
Money market deposits	1,529,156	4,054	1.06	1,157,022	2,450	0.85
Savings deposits	1,406,548	2,149	0.61	1,134,559	2,016	0.71
Certificates and other time deposits	1,736,058	8,794	2.03	1,542,222	6,659	1.73
Total Interest-bearing Deposits	8,185,059	24,074	1.18	6,397,506	16,690	1.04
Borrowings	669,756	4,163	2.49	611,255	4,079	2.67
Total Interest-bearing Liabilities	8,854,815	28,237	1.28	7,008,761	20,769	1.19
Noninterest-bearing deposits	1,741,735			1,478,492
Other liabilities	113,641			56,295
Total Liabilities	10,710,191			8,543,548
Stockholders' Equity	1,768,848			1,379,453
Total Liabilities and Stockholders' Equity	$12,479,039	28,237		$9,923,001	20,769
Net Interest Income (FTE)		$101,217			$90,680
Net Interest Spread (FTE) (4)			3.35%			3.78%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.63%			4.97%
Interest Expense / Average Earning Assets			1.01%			0.93%
Net Interest Margin (FTE) (5)			3.62%			4.04%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2019 and 2018. These totals equal $3,633 and $2,796 for the three months ended December 31, 2019 and 2018, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Twelve Months Ended
	December 31, 2019			December 31, 2018
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$211,683	$4,225	2.00%	$110,232	$2,241	2.03%
Federal Home Loan Bank stock	25,645	1,370	5.34	24,538	1,234	5.03
Investment Securities: (1)
Taxable	1,101,247	27,815	2.53	841,203	21,597	2.57
Tax-Exempt (2)	987,006	40,070	4.06	762,623	32,290	4.23
Total Investment Securities	2,088,253	67,885	3.25	1,603,826	53,887	3.36
Loans held for sale	18,402	780	4.24	11,425	540	4.73
Loans: (3)
Commercial	5,631,146	306,139	5.44	5,143,576	274,302	5.33
Real Estate Mortgage	811,188	37,782	4.66	733,709	33,549	4.57
Installment	701,459	38,071	5.43	640,310	34,110	5.33
Tax-Exempt (2)	527,995	22,238	4.21	468,751	18,813	4.01
Total Loans	7,690,190	405,010	5.27	6,997,771	361,314	5.16
Total Earning Assets	10,015,771	478,490	4.78%	8,736,367	418,676	4.79%
Net unrealized gain on securities available for sale	17,676			(14,790)
Allowance for loan losses	(81,000)			(77,444)
Cash and cash equivalents	142,857			131,925
Premises and equipment	99,343			94,567
Other assets	896,673			818,432
Total Assets	$11,091,320			$9,689,057
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$3,070,861	$33,921	1.10%	$2,319,081	$17,577	0.76%
Money market deposits	1,300,064	14,111	1.09	1,097,762	6,721	0.61
Savings deposits	1,242,468	9,464	0.76	1,065,031	5,230	0.49
Certificates and other time deposits	1,673,292	34,089	2.04	1,514,271	22,014	1.45
Total Interest-bearing Deposits	7,286,685	91,585	1.26	5,996,145	51,542	0.86
Borrowings	644,729	17,160	2.66	718,061	17,545	2.44
Total Interest-bearing Liabilities	7,931,414	108,745	1.37	6,714,206	69,087	1.03
Noninterest-bearing deposits	1,495,949			1,573,337
Other liabilities	94,342			57,653
Total Liabilities	9,521,705			8,345,196
Stockholders' Equity	1,569,615			1,343,861
Total Liabilities and Stockholders' Equity	$11,091,320	108,745		$9,689,057	69,087
Net Interest Income (FTE)		$369,745			$349,589
Net Interest Spread (FTE) (4)			3.41%			3.76%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.78%			4.79%
Interest Expense / Average Earning Assets			1.09%			0.79%
Net Interest Margin (FTE) (5)			3.69%			4.00%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2019 and 2018. These totals equal $13,085 and $10,732 for the twelve months ended December 31, 2019 and 2018, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.